MEZZANINE EQUITY	12 Months Ended
Dec. 31, 2018
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MEZZANINE EQUITY

NOTE 11 – MEZZANINE EQUITY

Prior to the Arrangement, three holders of Trilogy LLC’s then Class A Units (“Former Class A Unit Holders”) with a combined unit holding of 73,590 units were granted additional rights with respect to their former Class A units (“Former Class A Units”) as follows:

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The Former Class A Unit Holders had the right, prior to the occurrence of an initial public offering (“IPO”), to request that Trilogy LLC elect, at Trilogy LLC’s sole discretion, to use commercially reasonable best efforts to effect one of the following transactions within 12 months of the Former Class A Unit Holder’s request: (i) repurchase the Former Class A Unit Holder’s outstanding units at fair market value; (ii) cause an IPO to occur; or (iii) enter into a binding agreement to sell Trilogy LLC.

The Former Class A Unit redemption rights were set forth in the Fifth Amended and Restated LLC Agreement among Trilogy LLC and its members. As of December 31, 2016, the Company recorded these Former Class A Units in the mezzanine section of the balance sheets and not members’ equity (deficit) because the redemption of these units were not exclusively in Trilogy LLC’s control. The Former Class A Unit rights became redeemable based on the following schedule:

Former Class A Units
Date when redemption right became exercisable
July 30, 2014	48,590
December 24, 2015	25,000

Total redeemable units	73,590

The Former Class A Units included within mezzanine equity were recorded at fair value on the date of issuance and were adjusted to the greater of their carrying amount or redemption value as of December 31, 2016. To give effect to the consummation of the Arrangement on February 7, 2017, the Trilogy LLC Agreement was amended and restated and those rights were eliminated and thus their interest was reclassified from mezzanine equity to equity in the first quarter of 2017.